EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Osprey Ventures, Inc. (the “Company”) on Form 10-Q for the first quarter ended August 31, 2010, as filed with the Securities and Exchange date hereof (the “Quarter;y Report”), I, JMa Cheng Ji, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 14, 2010

/s/ “Ma Cheng Ji”

Ma Cheng Ji
Chief Financial Officer